Supplement dated November 24, 2008
to the

Buffalo Funds®
Prospectus dated July 30, 2008

Buffalo Small Cap Fund

Effective immediately, the Buffalo Small Cap Fund (the “Fund”) will re-open to purchases made through broker-dealers.  The Fund will remain open for such purchases until the date on which the Fund’s assets reach $1.3 billion (very close to Fund assets at the time the Fund closed in August 2003).

There is no change to the Fund’s current policy which permits direct investments, additional investments by existing shareholders and investments made through 401(k) plans.  The Fund is reopening because the Fund’s Board of Trustees, in consultation with the Fund’s investment advisor, believes that qualifying investments are available and cash inflows would benefit shareholders.

Please retain this supplement with your Prospectus.

The date of this Prospectus supplement is November 24, 2008.